UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2023

BANYAN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41236	86-2556699
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Skokie Blvd

Suite 820

Northbrook, Illinois 60062

(Address of principal executive offices)

(847) 757-3812
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Redeemable Warrant	BYN.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	BYN	New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BYN.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 21, 2023 (the “Meeting”), Banyan Acquisition Corporation (the “Company”) entered into an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated as of January 19, 2022 (the “Trust Agreement”), with Continental Stock Transfer & Trust Company. Pursuant to the Trust Amendment, the Company has the right to extend the period by which it must complete a business combination by eight months from April 24, 2023 to December 24, 2023 (the “Extension Option”) without having to make any payment to the trust account established in connection with the Company’s initial public offering. As reported in Item 5.07 below, the Trust Amendment was approved by the Company’s stockholders at the reconvened special meeting of stockholders the Company’s (the “Meeting”) on April 21, 2023.

On April 21, 2023, the Company extended the time to complete a business combination by eight months from April 24, 2023 to December 24, 2023 pursuant to the Extension Option.

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the Trust Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2023, the Company filed an amendment (the “Charter Amendment”) to its amended and restated certificate of incorporation (the “Charter”) with the Secretary of State for the State of Delaware. The Charter Amendment provides that (i) the Company has the option to extend the period by which it must complete a business combination by eight months from April 24, 2023 to December 24, 2023 with such Extension Option exercisable upon at least two calendar days’ advance notice (by April 22, 2023) and (ii) each of the holders of shares of the Company’s Class B common stock (“Class B Common Stock”) has the right at any time to convert any and all of its shares of the Company’s Class B Common Stock to shares of the Company’s Class A common stock (“Class A Common Stock” and, together with the Class B Common Stock, the “Common Stock”) on a one-for-one basis prior to the closing of a business combination at the election of such holder. As reported in Item 5.07 below, the Charter Amendment was approved by the Company’s stockholders at the Meeting and became effective upon filing.

As reported in Item 8.01 below, on April 21, 2023, Banyan Acquisition Sponsor LLC (“Sponsor”) converted 2,000,000 shares of Class B Common Stock into 2,000,000 shares of Class A Common Stock on a one-for-one basis and, as reported in Item 1.01 above, the Company extended the time to complete a business combination by eight months from April 24, 2023 to December 24, 2023 pursuant to the Extension Option.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 21, 2023, the Company held the Meeting. On March 24, 2023, the record date for the Meeting, there were 31,395,000 shares of Common Stock entitled to be voted at the Meeting, 83.46% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of Company stockholders at the Meeting are as follows:

1. Charter Amendment

Stockholders approved the proposal to adopt the Charter Amendment described in Item 5.03 above. Approval of the Charter Amendment required approval by at least sixty-five percent (65%) of outstanding shares of Common Stock. Substantially all of the outstanding shares of Class B Common Stock voted in favor of the proposal. The voting results were as follows:

FOR	AGAINST	ABSTAIN
23,704,636	2,498,344	226

2. Trust Amendment

Stockholders approved the proposal to amend the Company’s Trust Agreement pursuant to the Trust Amendment described in Item 1.01 above. Approval of the Trust Amendment required approval by at least sixty-five percent (65%) of outstanding shares of Common Stock. Substantially all of the outstanding shares of Class B Common Stock voted in favor of the proposal. The voting results were as follows:

FOR	AGAINST	ABSTAIN
23,704,636	2,498,344	226

3. Adjournment Proposal

Stockholders approved a proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes, or in certain other circumstances (the “Adjournment Proposal”), although no further adjournment was necessary. Approval of the Adjournment Proposal required approval by at least a majority of outstanding shares of Common Stock present in person or by proxy and entitled to vote thereon at the Meeting. Substantially all of the outstanding shares of Class B Common Stock voted in favor of the proposal. The voting results were as follows:

FOR	AGAINST	ABSTAIN
23,840,299	2,362,907	0

Item 7.01. Regulation FD Disclosure.

On April 21, 2023, the Company issued a press release announcing the execution of the Trust Amendment and the election by the Company to extend the period by which it must complete a business combination by eight months from April 24, 2023 to December 24, 2023 pursuant to the Extension Option, as described in Item 1.01 above, the filing of the Charter Amendment, as described in Item 5.03 above, the results of the Meeting, as described in Item 5.07 above, and the number of redemptions received in connection with the Meeting, as described in Item 8.01 below. A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Redemption of Class A Common Stock

The Company has been advised that, in connection with the stockholders’ vote at the Meeting, holders of 20,151,313 shares of Class A Common Stock exercised their right to redeem their shares for cash at an approximate price of $10.42 per share, for an aggregate payment of approximately $210,031,815.49, which will be withdrawn from the Company’s trust account to redeem such shares. Following the payment of the redemptions, the trust account will have a balance of approximately $41,677,260.

Sponsor Conversion

On April 21, 2023, pursuant to the terms of the Charter, as amended by the Charter Amendment, Sponsor converted 2,000,000 shares of Class B Common Stock held by it on a one-for-one basis into shares of Class A Common Stock with immediate effect. Following such conversion and taking into account the redemptions described above, the Company will have an aggregate of 5,998,687 shares of Class A Common Stock issued and outstanding and 5,245,000 shares of Class B Common Stock issued and outstanding.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Charter Amendment, dated April 21, 2023, to the Amended and Restated Certificate of Incorporation
10.1	Trust Amendment, dated April 21, 2023, to the Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant
99.1	Press Release dated April 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Banyan Acquisition Corporation

Dated: April 21, 2023	/s/ Keith Jaffee
Keith Jaffee
Chief Executive Officer